Summary Prospectus – April 27, 2020, as amended October 30, 2020
JNL/RAFI® Fundamental U.S. Small Cap Fund
Class A
Class I
Before you invest, you may want to review the Fund’s Prospectus, which contains more information about the Fund and its risks.  You can find the Fund’s Prospectus and other information about the Fund, including the Statement of Additional Information (“SAI”) and most recent reports to shareholders, online at http://connect.rightprospectus.com/Jackson. You can also get this information at no cost by calling 1-800-644-4565 (Annuity and Life Service Center), 1-800-599-5651 (NY Annuity and Life Service Center), 1-800-777-7779 (for contracts purchased through a bank or financial institution) or 1-888-464-7779 (for NY contracts purchased through a bank or financial institution), or by sending an email request to ProspectusRequest@jackson.com.  The current Prospectus and SAI, both dated April 27, 2020, as amended, are incorporated by reference into (which means they legally are a part of) this Summary Prospectus.
Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of the Funds’ annual and semi annual shareholder reports will no longer be sent by mail, unless you specifically request paper copies of the reports from Jackson. Instead, the reports will be made available on Jackson’s website (www.jackson.com), and you will be notified by mail each time a report is posted and provided with a website link to access the report.
If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from Jackson electronically by doing one of the following:
•	Mailing in the postage-paid card on the cover of this report;
•	Calling 1-866-349-4564; or
•	Signing up on www.jackson.com

Beginning on January 1, 2019, you may elect to receive all future reports in paper free of charge. You can inform Jackson that you wish to continue receiving paper copies of your shareholder reports by contacting the appropriate Jackson Service Center. Your election to receive reports in paper will apply to all Funds held in each variable contract you purchased from Jackson.

Investment Objective.  The investment objective of the Fund is to track the performance of the RAFI® Fundamental U.S. Small Company Index.
Expenses.  This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.
The expenses do not reflect the expenses of the variable insurance contracts or the separate account through which you indirectly invest in the Fund, whichever may be applicable, and the total expenses would be higher if they were included.
Shareholder Fees
(fees paid directly from your investment)
Not Applicable
Annual Fund Operating Expenses (Expenses that you pay each year as a percentage of the value of your investment)
Class A
Management Fee	0.18%
Distribution and/or Service (12b-1) Fees	0.30%
Other Expenses[1]	0.20%
Total Annual Fund Operating Expenses[2]	0.68%

[1]	"Other Expenses" include an Administrative Fee of 0.15% which is payable to Jackson National Asset Management, LLC ("JNAM" or "Adviser").
[2]	Expense information has been restated to reflect current fees.

Annual Fund Operating Expenses (Expenses that you pay each year as a percentage of the value of your investment)
Class I
Management Fee	0.18%
Distribution and/or Service (12b-1) Fees	0.00%
Other Expenses[1]	0.20%
Total Annual Fund Operating Expenses[2]	0.38%
Less Waiver/Reimbursement[3]	0.05%
Total Annual Fund Operating Expenses After Waiver/Reimbursement[2]	0.33%

[1]	"Other Expenses" include an Administrative Fee of 0.15% which is payable to Jackson National Asset Management, LLC ("JNAM" or "Adviser").
[2]	Expense information has been restated to reflect current fees.
[3]
JNAM has contractually agreed to waive 0.05% of the administrative fees of the Class.  The fee waiver will continue for at least one year from the date of the current Prospectus, and continue thereafter unless the Board of Trustees approves a change in or elimination of the waiver. This fee waiver is subject to yearly review and approval by the Board of Trustees.

Expense Example. This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. Also, this example does not reflect the expenses of the variable insurance contracts or the separate account through which you indirectly invest in the Fund, whichever may be applicable, and the total expenses would be higher if they were included. The table below shows the expenses you would pay on a $10,000 investment, assuming (1) 5% annual return; (2) redemption at the end of each time period; and (3) that the Fund operating expenses remain the same. This example also assumes that the Class I administrative fee waiver is discontinued after one year.  Although your actual costs may be higher or lower, based on these assumptions, your costs would be:
JNL/RAFI® Fundamental U.S. Small Cap Fund Class A
1 year	3 years	5 years	10 years
$69	$218	$379	$847

JNL/RAFI® Fundamental U.S. Small Cap Fund Class I
1 year	3 years	5 years	10 years
$34	$117	$208	$476

Portfolio Turnover (% of average value of portfolio).  The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio).  A higher portfolio turnover rate may indicate higher transaction costs.  These costs, which are not reflected in Annual Fund Operating Expenses or in the Expense Example above, affect the Fund’s performance.
Period
1/1/2019 - 12/31/2019	182%

Portfolio turnover for the period of January 1, 2019, to June 23, 2019 is that of the JNL/Mellon Capital S&P® SMid 60 Fund, the Fund's predecessor and a series of JNL Variable Fund LLC.
Principal Investment Strategies. The Fund invests, under normal circumstances, at least 80% of its assets (net assets plus the amount of any borrowings made for investment purposes) in the component securities (“Component Securities”) of the RAFI Fundamental U.S. Small Company Index (the “Index”).  The Fund may invest the remainder of its assets in cash, securities, and instruments that are not Component Securities but which Mellon Investments Corporation, the Fund’s sub-adviser (“Sub-Adviser”), believes will help the Fund track its Index. The Fund attempts to replicate the Index by investing all or substantially all of its assets in the stocks that make up the Index.  Indexing may offer a cost-effective investment approach to gaining diversified market exposure over the long-term.
The Index is constructed by RAFI Indices, LLC (the “Index Provider”).  The Index Provider uses a fundamental weighting approach to construct the Index, which includes a diversified universe of U.S. small companies determined by the relative size of each company based on a company’s fundamental footprint, including adjusted sales, cash flow, dividends and buybacks, and book value.
As of December 31, 2019, the Index consisted of 805 Component Securities. The Index is reconstituted annually and rebalanced on a quarterly staggered basis on the last business day of March, June, and September and the third Friday of December. The Index is split into four equal parts (tranches), and each tranche has equal weight at the March rebalance. Each tranche is rebalanced once a year to target weights determined for that quarter.
The Sub-Adviser uses a “passive” or “indexing” approach to try to achieve the Fund’s investment objective.  The Fund does not employ traditional methods of active investment management, which involves the buying and selling of securities based upon security analysis.
The Fund may invest in financial futures, a type of derivative that may be used to obtain exposure to a variety of underlying assets, to provide liquidity for cash flows, to hedge dividend accruals or for other purposes that facilitate meeting the Fund's objective. The Fund's use of financial futures is intended to assist replicating the investment performance of the Index.
The Fund may also invest in exchange-traded funds ("ETFs") to assist with index rebalances and to meet redemption or purchase requests. The Fund's holdings are rebalanced on a regular basis to reflect changes in the composition of the Index.
The Fund may invest, without limitation, in U.S. equity and equity-related securities, including common and preferred securities. In addition to futures, as described above, the Fund may also invest in other derivative instruments, such as options or swap agreements.
Principal Risks of Investing in the Fund.  An investment in the Fund is not guaranteed.  As with any mutual fund, the value of the Fund’s shares will change, and you could lose money by investing in the Fund. The principal risks associated with investing in the Fund include:
•
Equity securities risk – Common and preferred stocks represent equity ownership in a company.  Stock markets are volatile, and equity securities generally have greater price volatility than fixed-income securities.  The price of equity or equity-related securities will fluctuate and can decline and reduce the value of a portfolio investing in equity or equity-related securities.  The value of equity or equity-related securities purchased by the Fund could decline if the financial condition of the companies the Fund invests in decline or if overall market and economic conditions deteriorate.  They may also decline due to factors that affect a particular industry or industries, such as labor shortages or an increase in production costs and competitive conditions within an industry.  In addition, they may decline due to general market conditions that are not specifically related to a company or industry, such as real or perceived adverse economic conditions, changes in the general outlook for corporate earnings, changes in interest or currency rates or generally adverse investor sentiment.

•
Small-capitalization investing risk – Investing in smaller companies, some of which may be newer companies or start-ups, generally involves greater risks than investing in larger, more established ones. The securities of companies with smaller market capitalizations often are less widely held and trade less frequently and in lesser quantities, and their market prices often fluctuate more, than the securities of companies with larger market capitalizations.

•
License termination risk – The Fund may rely on licenses from a third party (licensor) that permit the Fund to use that party’s intellectual property in connection with the Fund’s name and/or investment strategies.  The license may be terminated by the licensor, and as a result the Fund may lose its ability to use the licensed name or strategy, or receive important data from the licensor.  Accordingly, a license may have a significant effect on the future operation of the Fund, including the need to change the investment strategy.

•
Passive investment risk – The Fund is not actively managed. Unlike with an actively managed fund, the Fund does not use techniques or defensive strategies designed to lessen the effects of market volatility or to reduce the impact of periods of market decline. This means that, based on market and economic conditions, the Fund’s performance could be lower than actively managed funds that realign their portfolios more frequently based on the real-time market trends.

•
Index investing risk – The Fund’s indexing strategy does not attempt to manage volatility, use defensive strategies, or reduce the effects of any long-term periods of poor stock performance.  Should a Fund engage in index sampling, the performance of the securities selected will not provide investment performance tracking that of the Index.   Fund performance may not exactly correspond with the performance of the relevant index for a number of reasons, including, but not limited to: the timing of purchases and redemptions of the Fund’s shares, changes in the composition of the index, and the Fund’s expenses.  Certain regulatory limitations, such as Fund diversification requirements, may limit the ability of a Fund to completely replicate an index.

•
Tracking error risk – Tracking error is the divergence of the Fund’s performance from that of the Index. The Fund’s return may not track the return of the Index for a number of reasons. Tracking error may occur because of differences between the securities and other instruments held in the Fund’s portfolio and those included in the Index, pricing differences, differences in transaction costs, the Fund’s holding of uninvested cash, differences in timing of the accrual of or the valuation of dividends or interest, tax gains or losses, changes to the Index or the costs to the Fund of complying with various new or existing regulatory requirements. This risk may be heightened during times of increased market volatility or other unusual market conditions. Tracking error also may result because the Fund incurs fees and expenses, while the Index does not. However, the Fund may be required to deviate its investments from the securities and relative weightings of the Index to comply with the 1940 Act, as amended to meet the issuer diversiﬁcation requirements of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies, or as a result of local market restrictions, or other legal reasons, including regulatory limits or other restrictions on securities that may be purchased by the Investment Adviser and its afﬁliates.

•
Limited management, trading cost and rebalance risk – Investing primarily according to specific, mechanical criteria applied on a specific date each year may prevent a Fund from responding to market fluctuations or changes in the financial condition or business prospects of the selected companies during the year.

•
Market risk – Portfolio securities may decline in value due to factors affecting securities markets generally, such as real or perceived adverse economic, political, or regulatory conditions, inflation, changes in interest or currency rates or adverse investor sentiment, public health issues, war, terrorism or natural disasters, among others. Adverse market conditions may be prolonged and may not have the same impact on all types of securities.  The values of securities may fall due to factors affecting a particular issuer, industry or the securities market as a whole.

•
Derivatives risk – Investments in derivatives, which are financial instruments whose value depends on, or is derived from, the value of underlying assets, reference rates, or indices, can be highly volatile and may be subject to transaction costs and certain risks, such as unanticipated changes in securities prices and global currency investment.  Derivatives also are subject to leverage risk, liquidity risk, interest rate risk, market risk, counterparty risk, and credit risk.  They also involve the risk of mispricing or improper valuation and the risk that changes in the value of the derivative may not correlate perfectly with the underlying asset, interest rate or index. Gains or losses from derivatives can be substantially greater than the derivatives’ original cost.  Certain derivatives transactions may subject the Fund to counterparty risk.

•
Exchange-traded funds investing risk – An investment in an ETF generally presents the following risks:  (i) the same primary risks as an investment in a conventional fund (i.e., one that is not exchange-traded) that has the same investment objectives, strategies and policies; (ii) the risk that an ETF may fail to accurately track the market segment or index that underlies its investment objective; (iii) price fluctuation, resulting in a loss to the Fund; (iv) the risk that an ETF may trade at a discount to its net asset value; (v) the risk that an active market for an ETF’s shares may not develop or be maintained; and (vi) the risk that an ETF may no longer meet the listing requirements of any applicable exchanges on which that ETF is listed. When the Fund invests in an ETF, shareholders of the Fund bear their proportionate share of the ETF’s fees and expenses as well as their share of the Fund’s fees and expenses.

•
Foreign regulatory risk – The Adviser is a subsidiary of Jackson. Jackson is a wholly owned subsidiary of Jackson Financial Inc., which is a subsidiary of Prudential plc. Prudential plc is a publicly traded company incorporated in the United Kingdom and is not affiliated in any manner with Prudential Financial Inc., a company whose principal place of business is in the United States of America, or with The Prudential Assurance Company Ltd, a subsidiary of M&G plc, a company incorporated in the United Kingdom. Through its ownership structure, the Adviser has a number of global financial industry affiliates.  As a result of this structure, and the asset management and financial industry business activities of the Adviser and its affiliates, the Adviser and the Fund may be prohibited or limited in effecting transactions in certain securities.  Additionally, the Adviser and the Fund may encounter trading limitations or restrictions because of aggregation issues or other foreign regulatory requirements.  Foreign regulators or foreign laws may impose position limits on securities held by the Fund, and the Fund may be limited as to which securities it may purchase or sell, as well as the timing of such purchases or sales.  These foreign regulatory limits may increase the Fund’s expenses and may limit the Fund’s performance.

Performance.  The performance information shown provides some indication of the risks of investing in the Fund by showing changes in the Fund’s predecessor fund’s (JNL/Mellon Capital S&P® SMid 60 Fund) performance from year to year and by showing how the Fund’s predecessor fund’s average annual returns compared with those of a broad-based securities market index which has investment characteristics similar to those of the predecessor fund.  Performance prior to June 24, 2019 reflects the predecessor fund’s results when the predecessor fund’s primary benchmark was the S&P MidCap 400 Index and its secondary benchmark was the S&P SmallCap 600 Index.  Effective June 24, 2019, for consistency with the Fund’s principal investment strategy, the Fund’s primary benchmark became the RAFI® Fundamental U.S. Small Company Index (Gross) and its secondary benchmark became the MSCI USA Small Cap Index (Gross). The predecessor fund’s past performance is not necessarily an indication of how the Fund will perform in the future.
The returns shown in the bar chart and table do not include charges that will be imposed by variable insurance products.  If these amounts were reflected, returns would be less than those shown.
The Fund commenced operations on June 24, 2019. Performance shown below is from the JNL/Mellon Capital S&P® SMid 60 Fund, a series of JNL Variable Fund LLC, for below periods before the Fund's registration statement became effective.
Annual Total Returns as of December 31
Class A
Best Quarter (ended 12/31/2011): 22.58%; Worst Quarter (ended 9/30/2011): -26.40%
Annual Total Returns as of December 31
Class I
Best Quarter (ended 12/31/2011): 22.63%; Worst Quarter (ended 9/30/2011): -26.28%
Average Annual Total Returns as of 12/31/2019
	1 year	5 year	10 year
JNL/RAFI® Fundamental U.S. Small Cap Fund (Class A)	13.61%	1.78%	6.98%
RAFI Fundamental U.S. Small Company Index (reflects no deduction for fees, expenses, or taxes)	25.17%	7.76%	12.63%
MSCI USA Small Cap Index (Gross) (reflects no deduction for fees, expenses, or taxes)	27.38%	9.20%	12.97%
S&P MidCap 400 Index (reflects no deduction for fees, expenses, or taxes)	26.20%	9.03%	12.72%
S&P SmallCap 600 Index (reflects no deduction for fees, expenses, or taxes)	22.78%	9.56%	13.35%

Average Annual Total Returns as of 12/31/2019
	1 year	5 year	10 year
JNL/RAFI® Fundamental U.S. Small Cap Fund (Class I)	14.03%	2.04%	7.22%
RAFI Fundamental U.S. Small Company Index (reflects no deduction for fees, expenses, or taxes)	25.17%	7.76%	12.63%
MSCI USA Small Cap Index (Gross) (reflects no deduction for fees, expenses, or taxes)	27.38%	9.20%	12.97%
S&P MidCap 400 Index (reflects no deduction for fees, expenses, or taxes)	26.20%	9.03%	12.72%
S&P SmallCap 600 Index (reflects no deduction for fees, expenses, or taxes)	22.78%	9.56%	13.35%

Portfolio Management.
Investment Adviser to the Fund:
Jackson National Asset Management, LLC (“JNAM”)
Sub-Adviser:
Mellon Investments Corporation ("Mellon")
Portfolio Managers:
Name:	Joined Fund Management Team In:	Title:
Thomas J. Durante, CFA	2011	Managing Director, Co-Head of Equity Index – Portfolio Management, Mellon
Marlene Walker Smith	October 2020	Director, Co-Head of Equity Index - Portfolio Management, Mellon
David France, CFA	October 2020	Vice President and Senior Portfolio Manager, Mellon
Todd Frysinger, CFA	October 2020	Vice President and Senior Portfolio Manager, Mellon
Vlasta Sheremeta, CFA	October 2020	Vice President and Senior Portfolio Manager, Mellon
Michael Stoll	October 2020	Vice President and Senior Portfolio Manager, Mellon

Purchase and Redemption of Fund Shares
Only separate accounts of Jackson National Life Insurance Company (“Jackson”) or Jackson National Life Insurance Company of New York (“Jackson NY”) and series, including fund of funds, of registered investment companies in which either or both of those insurance companies invest may purchase shares of the Fund. You may invest indirectly in the Fund through your purchase of a variable annuity or life insurance contract issued by a separate account of Jackson or Jackson NY that invests directly, or through a fund of funds, in this Fund.  Any minimum initial or subsequent investment requirements and redemption procedures are governed by the applicable separate account through which you invest indirectly.
This Fund serves as an underlying investment by insurance companies, affiliated investment companies, and retirement plans for funding variable annuity and life insurance contracts and retirement plans.
Tax Information
The Fund expects to be treated as a partnership for U.S. federal income tax purposes, and does not expect to make regular distributions (other than in redemption of Fund shares) to shareholders, which generally are the participating insurance companies investing in the Fund through separate accounts of Jackson or Jackson NY and mutual funds owned directly or indirectly by such separate accounts.  You should consult the prospectus of the appropriate separate account or description of the plan for a discussion of the U.S. federal income tax consequences to you of your contract, policy, or plan.
Payments to Broker-Dealers and Financial Intermediaries
If you invest in the Fund under a variable insurance contract or a plan that offers a variable insurance contract as a plan option through a broker-dealer or other financial intermediary (such as a financial institution), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s Website for more information.